Exhibit 10.1
INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(iv) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.
AMENDMENT NO. 4
to
AIRBUS A321 NEO AIRCRAFT PURCHASE AGREEMENT
Dated as of December 15, 2017
between
AIRBUS S.A.S.
and
DELTA AIR LINES, INC.
This Amendment No. 4 (this “Amendment”) is dated as of August 20, 2021, by and between AIRBUS S.A.S., a société par actions simplifée organized and existing under the laws of the Republic of France, having its registered office located at 2, rond-point Emile Dewoitine, 31700 Blagnac, France (the “Seller”) and DELTA AIR LINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its corporate office located at 1050 Delta Boulevard, Atlanta, Georgia 30320, USA (the “Buyer”).
WHEREAS, the Buyer and the Seller entered into the Airbus A321 NEO Aircraft Purchase Agreement dated as of December 15, 2017, as amended, modified or supplemented from time to time (the “Agreement”), which covers the sale by the Seller and the purchase by the Buyer of A321 NEO Aircraft;
WHEREAS, the Buyer and the Seller wish to, inter alia, document the exercise of thirty (30) options and address other matters as set forth herein;
NOW THEREFORE, SUBJECT TO THE TERMS AND CONDITIONS SET FORTH HEREIN, IT IS AGREED AS FOLLOWS:
The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.
1.[***] EXERCISE
1.1[***] the Buyer hereby irrevocably exercises its [***] in respect of thirty (30) [***]. Consequently, all of the [***] Aircraft are hereby deemed to be [***] for all purposes of the Agreement. This Amendment shall be deemed to be [***] with respect to the [***]

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Aircraft. Each of the [***] Aircraft shall have the Scheduled Delivery Month or Scheduled Delivery Quarter set forth opposite it in the table below:
[***]

1.2Amended and Restated Letter Agreement No. 3 to the Agreement is hereby deleted in its entirety and replaced with Amended and Restated Letter Agreement No. 3 to the Agreement dated as of even date herewith.
1.3Subclause 9.1.1 of the Agreement is hereby deleted in its entirety and replaced with the following:
“9.1.1     Subject to the provisions of the Agreement, the Seller shall have the Aircraft Ready For Delivery at the Delivery Location, and the Buyer shall accept the same, during the quarters or months set forth in the table below (each as applicable, a “Scheduled Delivery Quarter or “Scheduled Delivery Month”, together a “Scheduled Delivery Period”).
”
2.[***]
3.EFFECT OF THE AMENDMENT
3.1The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms.
3.2This Amendment will supersede any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.
3.3Both Parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.
4.CONFIDENTIALITY
This Amendment and its existence shall be treated by each Party as confidential subject to the terms and conditions of Clause 22.7 of the Agreement.
5.GOVERNING LAW
5.1THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREIN WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF

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WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.6 OF THE AGREEMENT.
5.2It is agreed that the United Nations convention on contracts for the international sale of goods will not apply to this amendment.
6.ASSIGNMENT
This Amendment and the rights and obligations of the Parties will be subject to the provisions of Clause 19 of the Agreement.
7.COUNTERPARTS
This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

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IN WITNESS WHEREOF, the parties have caused this Amendment No. 4 to be signed by their duly authorized officers as of the date first above written.

Very truly yours,
AIRBUS S.A.S.

By: /s/ Olivier Marty
Title:    Vice President Contracts

Accepted and Agreed
DELTA AIR LINES, INC.

By: /s/ Mahendra R. Nair
Title:    Senior Vice President – Fleet & Tech Ops Supply Chain

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